UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-06179

             Flaherty & Crumrine Preferred Income Fund Incorporated
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                        Flaherty & Crumrine Incorporated
                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 626-795-7300

                      Date of fiscal year end: November 30

                    Date of reporting period: August 31, 2009

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (Sections 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

The Schedule(s) of Investments is attached herewith.



FLAHERTY & CRUMRINE PREFERRED INCOME FUND

To the Shareholders of Flaherty & Crumrine Preferred Income Fund:

     The Fund delivered a second consecutive quarter of double-digit returns as financial markets continued to recover from lows hit earlier this year. During the three-month period ended August 31st, total return on net asset value was +24.4%, and total return on market value of Fund shares was +18.4%.

     As the worst of the financial crisis appears to be behind us, prices on most securities in the Fund's portfolio rose during the quarter. Although the credit outlook for some issuers remains speculative and the prices of their securities remain depressed, many securities that suffered the biggest declines earlier in the year staged the most dramatic recoveries. That being said, while prices in general are much higher than just three months ago, they remain well below the highs reached in recent years. There should be further recovery if the markets continue to normalize as we expect.

     The strong performance over the past two quarters occurred despite the negative impact of our investments in a few troubled companies. During the past quarter, Colonial Bank was shut down by regulators. At this point, we are assuming there will be no additional income earned and minimal principal recovery on our investment in its parent, Colonial BancGroup, Inc. Two additional credits, FBOP Bancorp and CIT Group, suspended distributions on the securities owned by the Fund. Both companies are currently exploring strategies to improve their financial condition.

     One year ago, the world's financial system was on the brink of collapse. In the blink of an eye, we went from a world in which anyone with a pulse could get a loan to a virtual shutdown of the capital markets. Investors, large and small, appeared ready to stuff money in a mattress rather than hand it over to a bank or money market fund. Access to short-term liquidity, the life blood of business, largely disappeared, and long-term financing was virtually unobtainable. Banks simply stopped lending (not only to long-time customers, but even more troublesome, to other banks), and capital market investors were in no mood to provide new financing.

     When compared to broader credit markets, the preferred market has a much greater concentration in financial companies. In addition, the majority of preferred issues are long-term and consequently tend to have more volatile prices than other fixed-income instruments. As a result, the performance of the preferred market (and the Fund) was dismal throughout the early part of the financial crisis.

     After one year, and massive amounts of government intervention, we see signs of recovery and perhaps a greater sense of rationality in the markets. On more than one occasion we've expressed our opinion that market volatility was exacerbated by excessive amounts of leverage. We underestimated the extent to which price declines could trigger selling by over-leveraged investors, producing an accelerating downward price spiral. We learned some valuable lessons during this financial chaos. We improved our analytic tools (and hopefully developed a more refined sense of smell) to help us discern changes in fundamental value from a leverage-fed frenzy. We further refined our credit criteria to help us identify riskier issuers earlier in the credit cycle. And, as leveraged investors ourselves, we have a keener appreciation for liquidity in the Fund's portfolio.

     We believe these lessons will improve ongoing management of the Fund. Don't expect wholesale changes, but we would not be doing our job if we did not adapt to this new, more turbulent environment. For instance, the Fund suspended its hedging strategy last year, not because we no longer believe in hedging but because we did not think it would work in a crisis environment. At some point in the future, we anticipate reinstating the Fund's hedging strategy. Similarly, we have increased the portfolio's emphasis on liquid issues and issuers. By doing so, the Fund may give up some current income, but we believe this provides greater flexibility in managing the portfolio and its leverage for the benefit of shareholders.

     In our last letter we indicated that the Fund was in the process of replacing all remaining shares of Auction Preferred Stock with bank debt. The switch is complete and the Fund's leverage is now comprised entirely of debt. While the breakdown in the auction preferred stock market made the change necessary, the Fund already is realizing some benefits from the new leverage. Foremost among these benefits are lower borrowing expense and greater flexibility in managing the portfolio.

     All markets have endured tremendous upheaval over the past year. More change is on the horizon, as the financial system moves from crisis to recovery. The Fund will continue to assess and adapt to this new market environment. We take that responsibility seriously, and we appreciate the support that shareholders have given us.

     More information is always available on the Fund's website, including discussion of many of the topics in this letter. In addition, our thoughts on the economic outlook are published quarterly and posted to the site. We encourage you to visit the website at www.preferredincome.com.

Sincerely,


/s/ Donald F. Crumrine                  /s/ Robert M. Ettinger

Donald F. Crumrine                      Robert M. Ettinger
Chairman of the Board                   President

October 15, 2009

                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                                              PORTFOLIO OVERVIEW
                                                     AUGUST 31, 2009 (UNAUDITED)

FUND STATISTICS ON 8/31/09

Net Asset Value         $      8.73
Market Price            $      8.50
Discount                       2.63%
Yield on Market Price          8.89%
Common Stock Shares
   Outstanding           10,664,392

MOODY'S RATINGS           % OF NET ASSETS+
---------------           ----------------
AA                               0.3%
A                               19.4%
BBB                             55.9%
BB                              18.9%
Below "BB"                       1.6%
Not Rated                        3.1%
                                -----
Below Investment Grade*         17.3%

*    BELOW INVESTMENT GRADE BY BOTH MOODY'S AND S&P.

                                   (PIE CHART)

INDUSTRY CATEGORIES   % OF NET ASSETS+
-------------------   ----------------
Financial Services            1%
Other                         2%
Banking                      43%
Utilities                    26%
Insurance                    21%
Energy                        7%

TOP 10 HOLDINGS BY ISSUER   % OF NET ASSETS+
-------------------------   ----------------
PNC Financial Services            6.9%
Banco Santander                   6.5%
Sovereign Bancorp                 4.5%
Metlife                           4.3%
Liberty Mutual Group              4.1%
Comerica                          3.6%
Dominion Resources                3.5%
Interstate Power & Light          3.5%
Goldman Sachs                     3.2%
Capital One Financial             3.2%

                                         % OF NET ASSETS**+
                                         ------------------
Holdings Generating Qualified Dividend
   Income (QDI) for Individuals                  49%
Holdings Generating Income Eligible
   for the Corporate Dividends
   Received Deduction (DRD)                      36%

** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION.

+    NET ASSETS INCLUDES ASSETS ATTRIBUTABLE TO THE USE OF LEVERAGE.

Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2009 (UNAUDITED)

SHARES/$ PAR                                                                                                      VALUE
------------                                                                                                  ------------
PREFERRED SECURITIES -- 97.2%
               BANKING -- 42.7%
$  3,000,000   Astoria Capital Trust I, 9.75% 11/01/29, Series B ..........................................   $  3,012,129(1)
               Banco Santander:
      47,248      Adj. Rate Pfd ...........................................................................        745,692**(1)(2)
     273,950      6.50% Pfd ...............................................................................      6,342,627**(1)(2)
      79,400      6.80% Pfd ...............................................................................      1,913,739**(1)(2)
      48,700   Bank of America Corporation, 6.70% Pfd. ....................................................        971,565*(1)
$  2,400,000   Barclays Bank PLC, 6.278% ..................................................................      1,707,000**(1)(2)
      45,000   BB&T Capital Trust VI, 9.60% Pfd. ..........................................................      1,178,100(1)
$  5,500,000   Capital One Capital III, 7.686% 08/15/36 ...................................................      4,345,000(1)
               CIT Group, Inc.:
      32,500      5.189% Pfd., Series B ...................................................................        141,173*+
$    905,000      6.10% 03/15/67 ..........................................................................         99,550+
     154,500      6.35% Pfd., Series A ....................................................................        426,806*+
      50,000   Cobank, ACB, 7.00% Pfd., 144A**** ..........................................................      1,745,315*(1)
$  5,210,000   Colonial BancGroup, 7.114%, 144A**** .......................................................         91,175+
$  7,100,000   Comerica Capital Trust II, 6.576% 02/20/37 .................................................      4,899,000(1)
       9,000   FBOP Corporation, Adj. Rate Pfd., 144A**** .................................................        385,313*+
       1,250   First Republic Preferred Capital Corporation, 10.50% Pfd., 144A**** ........................      1,131,250(1)
      22,500   First Republic Preferred Capital Corporation II, 8.75% Pfd., Series B, 144A**** ............        492,892(1)
       2,500   First Tennessee Bank, Adj. Rate Pfd., 144A**** .............................................      1,013,281*(1)
$    500,000   First Tennessee Capital II, 6.30% 04/15/34, Series B .......................................        282,724
$  1,500,000   First Union Capital II, 7.95% 11/15/29 .....................................................      1,346,721(1)
               Goldman Sachs:
$  5,001,000      Capital II, 5.793% ......................................................................      3,675,735(1)
          11      Pass-Through Certificates, Class B, 144A**** ............................................        182,600*+
       2,500      STRIPES Custodial Receipts, Pvt. ........................................................        515,000*
               HSBC USA, Inc.:
      43,900      Adj. Rate Pfd., Series D ................................................................        914,108*(1)
     176,000      Adj. Rate Pfd., Series G ................................................................      3,284,600*(1)
       2,500      $2.8575 Pfd. ............................................................................         96,750*(1)
      11,300   Keycorp Capital VIII, 7.00% Pfd. 06/15/66 ..................................................        217,101
      10,000   Keycorp Capital X, 8.00% Pfd. ..............................................................        213,650
$    550,000   Lloyds Banking Group PLC, 6.657%, 144A**** .................................................        236,893**(2)
      31,500   PFGI Capital Corporation, 7.75% Pfd. .......................................................        738,281(1)
     274,200   PNC Financial Services, 9.875% Pfd., Series F ..............................................      7,299,890*(1)
$  1,600,000   PNC Preferred Funding Trust III, 8.70%, 144A**** ...........................................      1,411,699(1)
     171,480   Sovereign Bancorp, 7.30% Pfd., Series C ....................................................      4,100,516*(1)

                                                                        Flaherty & Crumrine Preferred Income Fund Incorporated
                                                                                          PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                                                                   AUGUST 31, 2009 (UNAUDITED)


SHARES/$ PAR                                                                                                      VALUE
------------                                                                                                  ------------
PREFERRED SECURITIES -- (CONTINUED)
               BANKING -- (CONTINUED)
      20,100   Sovereign Capital Trust V, 7.75% Pfd. 05/22/36 .............................................   $    460,943(1)
       1,750   Sovereign REIT, 12.00% Pfd., Series A, 144A**** ............................................      1,579,375
               U.S. Bancorp, Auction Pass-Through Trust, Cl. B:
          11      Series 2006-5, Variable Rate Pfd., 144A**** .............................................            275*+
          11      Series 2006-6, Variable Rate Pfd., 144A**** .............................................            275*+
$  1,000,000   Washington Mutual, 9.75%, 144A**** .........................................................         15,000++
$  1,600,000   Webster Capital Trust IV, 7.65% 06/15/37 ...................................................        944,000(1)
      27,500   Wells Fargo & Company, 8.00% Pfd., Series J ................................................        675,125*(1)
                                                                                                              ------------
                                                                                                                58,832,868
                                                                                                              ------------
               FINANCIAL SERVICES -- 0.3%
$    500,000   General Electric Capital Corporation, 6.375% 11/15/67 ......................................        404,356
               Lehman Brothers Holdings, Inc.:
      15,000      5.67% Pfd., Series D ....................................................................          5,550*++
      19,500      5.94% Pfd., Series C ....................................................................          6,435*++
      25,000      6.50% Pfd., Series F ....................................................................          2,813*++
      27,500      7.95% Pfd. ..............................................................................          2,613*++
                                                                                                              ------------
                                                                                                                   421,767
                                                                                                              ------------
               INSURANCE -- 19.7%
$  1,000,000   Ace Capital Trust II, 9.70% 04/01/30 .......................................................      1,003,484(1)(2)
               Arch Capital Group Ltd.:
       2,600      7.875% Pfd., Series B ...................................................................         59,598**(2)
      24,900      8.00% Pfd., Series A ....................................................................        605,879**(1)(2)
               AXA SA:
$  1,500,000      6.379%, 144A**** ........................................................................      1,117,500**(1)(2)
$  4,000,000      6.463%, 144A**** ........................................................................      2,980,000**(1)(2)
      35,900   Axis Capital Holdings, 7.50% Pfd., Series B ................................................      2,340,231(1)(2)
      90,600   Delphi Financial Group, 7.376% Pfd. 05/15/37 ...............................................      1,562,850(1)
$  3,000,000   Everest Re Holdings, 6.60% 05/15/37 ........................................................      2,115,000(1)
               Liberty Mutual Group:
$  2,000,000      7.80% 03/15/37, 144A**** ................................................................      1,430,000(1)
$  3,900,000      10.75% 06/15/58, 144A**** ...............................................................      3,490,500(1)
$    500,000   MetLife Capital Trust IV, 7.875% 12/15/37, 144A**** ........................................        447,500(1)
$  4,200,000   MetLife Capital Trust X, 9.25% 04/08/38, 144A****                                                 4,094,530(1)
$  1,250,000   MetLife, Inc., 10.75% 08/01/39 .............................................................      1,409,896(1)

Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2009 (UNAUDITED)

SHARES/$ PAR                                                                                                      VALUE
------------                                                                                                  ------------
PREFERRED SECURITIES -- (CONTINUED)
               INSURANCE -- (CONTINUED)
               Principal Financial Group:
       5,000      5.563% Pfd., Series A ...................................................................   $    317,500*
      80,000      6.518% Pfd., Series B ...................................................................      1,452,200*(1)
               Renaissancere Holdings Ltd.:
      82,050      6.08% Pfd., Series C ....................................................................      1,524,489**(1)(2)
      10,700      7.30% Pfd., Series B ....................................................................        234,785**(2)
     119,500   Scottish Re Group Ltd., 7.25% Pfd. .........................................................        294,269**(2)+
    $750,000   USF&G Capital, 8.312% 07/01/46, 144A**** ...................................................        721,121(1)
                                                                                                              ------------
                                                                                                                27,201,332
                                                                                                              ------------
               UTILITIES -- 25.7%
         300   Alabama Power Company, 4.52% Pfd. ..........................................................         22,209*(1)
      10,000   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993 ..................................        890,000*(1)
       2,780   Central Vermont Public Service Corporation, 8.30% Sinking Fund Pfd., Pvt. ..................        281,141*
$  2,491,000   COMED Financing III, 6.35% 03/15/33 ........................................................      1,937,442(1)
               Dominion Resources, Inc.:
$  3,500,000      7.50% ...................................................................................      2,873,605(1)
      76,000      8.375% Pfd., Series A ...................................................................      2,014,000(1)
               Duquesne Light Company:
       9,190      4.15% Pfd. ..............................................................................        264,212*(1)
         910      4.20% Pfd. ..............................................................................         28,551*(1)
      25,000   Entergy Arkansas, Inc., 6.45% Pfd. .........................................................        518,750*(1)
               Georgia Power Company:
      12,600      6.125% Pfd. .............................................................................        305,708*(1)
      12,500      6.50% Pfd., Series 2007A ................................................................      1,201,173*(1)
       3,000   Gulf Power Company, 6.45% Pfd., Series 2007A ...............................................        281,336*(1)
      32,650   Indianapolis Power & Light Company, 5.65% Pfd. .............................................      2,619,144*
     170,900   Interstate Power & Light Company, 8.375% Pfd., Series B ....................................      4,795,881*(1)
               Pacific Enterprises:
      22,430      $4.50 Pfd. ..............................................................................      1,717,297*(1)
      10,000      $4.75 Pfd., Series 53 ...................................................................        794,688*(1)
$    500,000   PECO Energy Capital Trust III, 7.38% 04/06/28, Series D ....................................        425,115(1)
$  3,475,000   Puget Sound Energy, Inc., 6.974% 06/01/67 ..................................................      2,790,057(1)
               Southern California Edison:
      35,000      6.00% Pfd., Series C ....................................................................      2,757,346*(1)
      11,500      6.125% Pfd. .............................................................................        928,985*(1)
$  2,350,000   Southern Union Company, 7.20% 11/01/66 .....................................................      1,768,375(1)

                                                                        Flaherty & Crumrine Preferred Income Fund Incorporated
                                                                                          PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                                                                   AUGUST 31, 2009 (UNAUDITED)


SHARES/$ PAR                                                                                                      VALUE
------------                                                                                                  ------------
PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
$    750,000   TXU Electric Capital V, 8.175% 01/30/37 ....................................................   $    341,250
               Union Electric Company:
      14,150      4.56% Pfd. ..............................................................................        944,513*(1)
      18,800      $7.64 Pfd. ..............................................................................      1,828,888*(1)
$  3,900,000   Wisconsin Energy Corporation, 6.25% 05/15/67 ...............................................      3,085,411(1)
                                                                                                              ------------
                                                                                                                35,415,077
                                                                                                              ------------
               ENERGY -- 6.9%
$  4,500,000   Enbridge Energy Partners LP, 8.05% 10/01/37 ................................................      3,802,405(1)
               Enterprise Products Partners:
$  1,000,000      7.034% 01/15/68 .........................................................................        821,217(1)
$  1,500,000      8.375% 08/01/66, Series A ...............................................................      1,302,871(1)
       3,500   Kinder Morgan GP, Inc., 8.33% Pfd., 144A**** ...............................................      3,195,063*
$    500,000   Teppco Partners LP, 7.00% 06/01/67 .........................................................        397,212
                                                                                                              ------------
                                                                                                                 9,518,768
                                                                                                              ------------
               MISCELLANEOUS INDUSTRIES -- 1.9%
      40,000   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** ........................................      2,672,500*(1)
                                                                                                              ------------
                                                                                                                 2,672,500
                                                                                                              ------------
                  TOTAL PREFERRED SECURITIES
                  (Cost $156,297,857) .....................................................................    134,062,312
                                                                                                              ------------
CORPORATE DEBT SECURITIES -- 1.8%
               FINANCIAL SERVICES -- 0.2%
      10,000   Ameriprise Financial, Inc., 7.75% 06/15/39 .................................................        240,025(1)
                                                                                                              ------------
                                                                                                                   240,025
                                                                                                              ------------
               INSURANCE -- 1.6%
$  1,200,000   Liberty Mutual Insurance, 7.697% 10/15/97, 144A**** ........................................        799,129(1)
$  2,000,000   UnumProvident Corporation, 7.25% 03/15/28, Senior Notes ....................................      1,485,472(1)
                                                                                                              ------------
                                                                                                                 2,284,601
                                                                                                              ------------
                  TOTAL CORPORATE DEBT SECURITIES
                  (Cost $2,610,616) .......................................................................      2,524,626
                                                                                                              ------------

Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2009 (UNAUDITED)

                                                                                                                 VALUE
                                                                                                              ------------
MONEY MARKET FUND -- 0.1%
      89,679   BlackRock Provident Institutional, T-Fund ..................................................   $     89,679
                                                                                                              ------------
                  TOTAL MONEY MARKET FUND
                  (Cost $89,679) ..........................................................................         89,679
                                                                                                              ------------
TOTAL INVESTMENTS (Cost $158,998,152***) .......................................................   99.1%       136,676,617
OTHER ASSETS AND LIABILITIES (Net) .............................................................    0.9%         1,175,261
                                                                                                  -----       ------------
NET ASSETS BEFORE LOAN .........................................................................  100.0%+++   $137,851,878
                                                                                                  -----       ------------
LOAN PRINCIPAL BALANCE ....................................................................................    (44,800,000)
                                                                                                              ------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK ................................................................   $ 93,051,878
                                                                                                              ============

----------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**   Securities distributing Qualified Dividend Income only.

***  Aggregate cost of securities held.

**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2009, these securities amounted to $29,233,186 or 21.2% of net assets. These securities have been determined to be liquid under the guidelines established by the Board of Directors.

(1) All or a portion of this security has been pledged as collateral for the Fund's loan. The total value of such securities was $118,303,745 at August 31, 2009.

(2)  Foreign Issuer.

+    Non-income producing.

++ The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.

+++ The percentage shown for each investment category is the total value of that category as a percentage of net assets before the loan.

          ABBREVIATIONS:

PFD.      -- Preferred Securities
PVT.      -- Private Placement Securities
REIT      -- Real Estate Investment Trust
STRIPES   -- Structured Residual Interest Preferred Enhanced Securities

                                                                   Flaherty & Crumrine Preferred Income Fund Incorporated
                                                             STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
                                                   FOR THE PERIOD FROM DECEMBER 1, 2008 THROUGH AUGUST 31, 2009 (UNAUDITED)

                                                                                                                 VALUE
                                                                                                              ------------
OPERATIONS:
   Net investment income ..................................................................................   $  7,258,434
   Net realized gain/(loss) on investments sold during the period .........................................    (14,684,815)
   Change in net unrealized appreciation/depreciation of investments ......................................     43,764,833
   Distributions to APS* Shareholders from net investment income, including changes in accumulated
      undeclared distributions ............................................................................     (1,041,660)
                                                                                                              ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................................     35,296,792
DISTRIBUTIONS:
   Dividends paid from net investment income to Common Stock Shareholders(2) ..............................     (6,024,386)
                                                                                                              ------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS .......................................................     (6,024,386)
FUND SHARE TRANSACTIONS:
   Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan .....................        502,097
                                                                                                              ------------
   NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK RESULTING FROM FUND SHARE TRANSACTIONS ............        502,097
                                                                                                              ------------
NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD .......................................   $ 29,774,503
                                                                                                              ============
NET ASSETS AVAILABLE TO COMMON STOCK:
   Beginning of period ....................................................................................   $ 63,277,375
   Net increase in net assets during the period ...........................................................     29,774,503
                                                                                                              ------------
   End of period                                                                                              $ 93,051,878
                                                                                                              ============

----------
*    Auction Preferred Stock.

(1) These tables summarize the nine months ended August 31, 2009 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 2008.

(2)  May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Preferred Income Fund Incorporated
FINANCIAL HIGHLIGHTS(1)
FOR THE PERIOD FROM DECEMBER 1, 2008 THROUGH AUGUST 31, 2009 (UNAUDITED) FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT THE PERIOD.

PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period ...................................................................   $      5.98
                                                                                                              -----------
INVESTMENT OPERATIONS:
   Net investment income ..................................................................................          0.69
   Net realized and unrealized gain/(loss) on investments .................................................          2.73
DISTRIBUTIONS TO APS* SHAREHOLDERS:
   From net investment income .............................................................................         (0.10)
                                                                                                              -----------
   Total from investment operations .......................................................................          3.32
                                                                                                              -----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   From net investment income .............................................................................         (0.57)
                                                                                                              -----------
   Total distributions to Common Stock Shareholders .......................................................         (0.57)
                                                                                                              -----------
   Net asset value, end of period .........................................................................   $      8.73
                                                                                                              ===========
   Market value, end of period ............................................................................   $      8.50
                                                                                                              ===========
   Common Stock shares outstanding, end of period .........................................................    10,664,392
                                                                                                              ===========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
   Net investment income+ .................................................................................         13.86%**
   Net investment income, including payments to APS Shareholders+ .........................................         11.87%**
   Operating expenses including interest expense. .........................................................          2.54%**
   Operating expenses excluding interest expense ..........................................................          2.31%**
SUPPLEMENTAL DATA:++
   Portfolio turnover rate ................................................................................            42%***
   Net assets before loan, end of period (in 000's) .......................................................   $   137,852
   Ratio of operating expenses including interest expense(2) to net assets before loan and APS ............          1.51%**
   Ratio of operating expenses excluding interest expense(2) to net assets before loan and APS ............          1.37%**

----------
(1) These tables summarize the nine months ended August 31, 2009 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 2008.

(2)  Does not include distributions to APS Shareholders.

*    Auction Preferred Stock.

**   Annualized.

***  Not Annualized.

+ The net investment income ratios reflect income net of operating expenses, including interest expense.

++ Information presented under heading Supplemental Data includes APS and loan principal balance.

                               Flaherty & Crumrine Preferred Income Fund Incorporated
                                                 PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          AUGUST 31, 2009 (UNAUDITED)



                                       TOTAL                                   DIVIDEND
                                     DIVIDENDS   NET ASSET       NYSE        REINVESTMENT
                                        PAID       VALUE     CLOSING PRICE     PRICE(1)
                                     ---------   ---------   -------------   ------------
December 31, 2008 ................    $0.0630      $6.50         $5.90           $6.56
January 30, 2009 .................     0.0630       6.08          7.05            6.70
February 27, 2009 ................     0.0630       5.11          5.43            5.16
March 31, 2009 ...................     0.0630       5.30          5.50            5.30
April 30, 2009 ...................     0.0630       5.81          6.02            5.81
May 29, 2009 .....................     0.0630       7.18          7.35            7.18
June 30, 2009 ....................     0.0630       7.64          8.00            7.64
July 31, 2009 ....................     0.0630       8.18          8.11            8.20
August 31, 2009 ..................     0.0630       8.73          8.50            8.60

----------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. AGGREGATE INFORMATION FOR FEDERAL INCOME TAX PURPOSES

     At August 31, 2009 the aggregate cost of securities for federal income tax purposes was $159,206,570, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $12,741,106 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $35,271,059.

2. ADDITIONAL ACCOUNTING STANDARDS

     STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157 "FAIR VALUE MEASUREMENTS" ("SFAS 157")

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157") effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted SFAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly", ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs and valuation techniques used to measure fair value and changes in those techniques and related inputs during the period. FSP 157-4 expands the three-level hierarchy disclosure and the level three-roll forward disclosure for each major security type as described in paragraph 19 of SFAS 115, "Accounting for Certain Investments in Debt and Equity Securities."


                                        Flaherty & Crumrine Preferred Income Fund Incorporated
                                         NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of August 31, 2009 is as follows:


                                                                       LEVEL 2        LEVEL 3
                                          TOTAL          LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                        VALUE AT          QUOTED      OBSERVABLE   UNOBSERVABLE
                                     AUGUST 31, 2009      PRICE         INPUTS        INPUTS
                                     ---------------   -----------   -----------   ------------
Preferred Securities
   Banking                             $ 58,832,868    $29,539,362   $28,908,193     $385,313
   Financial Services                       421,767         17,411       404,356           --
   Insurance                             27,201,332      5,734,070    21,467,262           --
   Utilities                             35,415,077      7,115,589    28,299,488           --
   Energy                                 9,518,768             --     9,518,768           --
   Miscellaneous Industries               2,672,500             --     2,672,500           --
Corporate Debt Securities                 2,524,626        240,025     2,284,601           --
Money Market Fund                            89,679         89,679            --           --
                                       ------------    -----------   -----------     --------
Total Investments                      $136,676,617    $42,736,136   $93,555,168     $385,313
                                       ============    ===========   ===========     ========

     Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                    PREFERRED
                                        TOTAL       SECURITIES
                                     INVESTMENTS     BANKING
                                     -----------   -----------
BALANCE AS OF 11/30/08 ...........   $        --   $        --
Accrued discounts/premiums. ......            --            --
Realized gain/(loss) .............            --            --
Change in unrealized
   appreciation/(depreciation) ...    (4,339,687)   (4,339,687)
Net purchases/(sales) ............            --            --
Transfers in and/or out of
   Level 3 .......................     4,725,000     4,725,000
                                     -----------   -----------
BALANCE AS OF 8/31/09 ............   $   385,313   $   385,313

Flaherty & Crumrine Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. SECTION 19 NOTICES

     Section 19 of the Investment Company Act of 1940 requires registered investment companies to include a notice with the payment of a dividend if a portion of that dividend may come from sources other than undistributed net income (other sources could include realized gains from the sale of securities and non-taxable return of capital). Copies of the Section 19 notices for the Fund are available on the website at www.preferredincome.com.

     The amounts and sources of distributions reported below are only estimates and are not being provided for tax reporting purposes. Form 1099-DIV will be sent to shareholders in January 2010 reporting the amount and tax characterization of distributions for the 2009 calendar year.

                                            SOURCE OF DISTRIBUTIONS
                                                 AS OF 8/31/09
                                     ------------------------------------
                                         NET           NET         RETURN
                                     INVESTMENT     REALIZED         OF
                                       INCOME     CAPITAL GAINS   CAPITAL
                                     ----------   -------------   -------
Calendar 2009 Percentage of Total
   Distributions .................      95.0%         0.0%          5.0%

                      [This page intentionally left blank]

                           (FLAHERTY & CRUMRINE LOGO)
                             PREFERRED INCOME FUND

                                    Quarterly
                                     Report

                                 August 31, 2009

                             www.preferredincome.com

DIRECTORS
   Donald F. Crumrine, CFA
      Chairman of the Board
   David Gale
   Morgan Gust
   Karen H. Hogan
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
      Chief Executive Officer
   Robert M. Ettinger, CFA
      President
   R. Eric Chadwick, CFA
      Chief Financial Officer,
      Vice President and Treasurer
   Chad C. Conwell
      Chief Compliance Officer,
      Vice President and Secretary
   Bradford S. Stone
      Vice President and
      Assistant Treasurer
   Laurie C. Lodolo
      Assistant Compliance Officer,
      Assistant Treasurer and
      Assistant Secretary

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY & CRUMRINE PREFERRED INCOME FUND?

     -    If your shares are held in a Brokerage Account, contact your Broker.

     - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --

          PNC Global Investment Servicing (U.S.) Inc.
          P.O. Box 43027
          Providence, RI 02940-3027
          1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

ITEM 2. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Flaherty & Crumrine Preferred Income Fund Incorporated


By (Signature and Title)* /s/ Donald F. Crumrine
                          -----------------------------------------
                          Donald F. Crumrine, Director, Chairman of
                          the Board and Chief Executive Officer
                          (principal executive officer)

Date   October 27, 2009
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Donald F. Crumrine
                          -----------------------------------------
                          Donald F. Crumrine, Director, Chairman of
                          the Board and Chief Executive Officer
                          (principal executive officer)

Date   October 27, 2009
     -------------------


By (Signature and Title)* /s/ R. Eric Chadwick
                          -----------------------------------------
                          R. Eric Chadwick, Chief Financial Officer,
                          Treasurer and Vice President
                          (principal financial officer)

Date   October 27, 2009
     -------------------

* Print the name and title of each signing officer under his or her signature.